  Summary Prospectus

Touchstone Mid Cap Value Opportunities Fund  April 12, 2012

Class A Ticker: TMOAX Class C Ticker: TMOCX
Class Y Ticker: TMOYX Institutional Ticker: TMOIX

Before you invest, you may want to review the Fund's Prospectus, which contains more complete information about the Fund and its risks. The Fund's Prospectus, dated April 12, 2012, as may be amended from time to time, and Statement of Additional Information, dated April 12, 2012, as may be amended from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund's prospectus and other information about the Fund online at www.TouchstoneInvestments.com/home/formslit/. You can also get this information at no cost by calling 1.800.543.0407 or contacting your Financial Professional.

The Fund's Investment Goal

The Fund seeks to provide investors with long-term capital growth.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 58 and in the section entitled "Choosing a Share Class" in the Fund's Statement of Additional Information on page 86.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[1]	0.67%	0.54%	0.48%	0.28%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.78%	2.40%	1.34%	1.14%
Fee Waivers and/or Expense Reimbursement[2]	(0.48%)	(0.35%)	(0.29%)	(0.24%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.30%	2.05%	1.05%	0.90%

1"Other Expenses" and "Acquired Fund Fees and Expenses" have been restated to reflect estimated amounts for the current fiscal year.

2Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04% and 0.89% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recover, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$700	$308	$107	$92	$208
3 Years	$1,012	$680	$365	$314	$680
5 Years	$1,396	$1,215	$676	$579	$1,215
10 Years	$2,472	$2,679	$1,558	$1,340	$2,679

Touchstone Mid Cap Value Opportunities Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2011, the portfolio turnover rate of the Fund was 89.21% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of mid-cap companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this Fund, mid-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell Midcap® Value Index (between approximately $1.41 billion and $17.81 billion as of its most recent reconstitution on June 30, 2011). The size of the companies in the Russell Midcap® Value Index will change with market conditions. Equity securities include common and preferred stocks. The Fund may also invest in small-cap companies.

Thompson Siegel & Walmsley LLC ("TS&W"), the Fund's sub-advisor, primarily invests in common stocks. TS&W seeks to invest in companies that it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W's mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other mid-cap stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including but not limited to sell-side research, company filings and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

TS&W generally considers selling a security when the catalyst for the investment is no longer valid, when TS&W believes that another stock will have a higher expected return, or for portfolio risk management.

The Principal Risks

The Fund's shares will fluctuate. You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Touchstone Mid Cap Value Opportunities Fund

Investment Style Risk: Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

Sector Focus Risk: The Fund may focus its investments in certain industries within certain sectors. A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance1

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell Midcap® Value Index. The bar chart does not reflect any sales charges, which would reduce your return. For information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Value Opportunities Fund — Class A shares Total Return as of December 31

Best Quarter: Third Quarter 2009	+15.62%
Worst Quarter: Fourth Quarter 2008	-21.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other Classes will vary.

Class A shares and Institutional shares began operations on June 4, 2007 and Class Y shares began operations on December 9, 2008. Class Y shares performance was calculated using the historical performance of Class A shares for the periods prior to December 9, 2008. The Class Y shares performance for this period has been restated to exclude the maximum applicable sales charge for Class A shares.

Touchstone Mid Cap Value Opportunities Fund

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	Since Inception (6/4/07)
Class A
Return Before Taxes	-2.39%	-3.45%
Return After Taxes on Distributions	-3.45%	-3.76%
Return After Taxes on Distributions and Sale of Fund Shares	-0.38%	-2.98%
Class Y
Return Before Taxes	3.90%	-2.44%
Institutional
Return Before Taxes	4.04%	-1.77%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	-2.50%

1Class C shares have not been operational and offered prior to the date of this prospectus. Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Thompson Siegel & Walmsley LLC	Brett P. Hawkins, CFA, CPA	Managing the Fund since April 2007	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TSF-54BB-TST-TMOAX-1204